CONSENT


     I, Joel Pensley, hereby consent to the use of my opinion dated September 11, 2002, and my name under the caption "Legal Matters" in the Registration Statement on Form SB-2 and prospectus, and any amendments thereto, of Nexgen Publishing Group, Inc. to be filed with the Securities and Exchange Commission.






                                             /s/Joel Pensley
                                             ---------------------
                                             Joel Pensley



    Dated: September 11, 2002